Exhibit 10-a

EXECUTION VERSION

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of March 12, 2020 is among Meritor, Inc., an Indiana corporation (the “Company”), ArvinMeritor Finance Ireland Unlimited Company, a company organized under the laws of Ireland (the “Subsidiary Borrower” and, collectively with the Company, the “Borrowers”) and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the “Credit Agreement” referred to below.
WHEREAS, the signatories hereto are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 7, 2019 (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the financial institutions from time to time parties thereto as lenders (the “Lenders”) and the Administrative Agent;
WHEREAS, the Company is a party to that certain Purchase and Option Agreement dated September 15, 2017 by and among WABCO Vehicle Control Systems LLC, Meritor Heavy Vehicle Systems, LLC, Meritor WABCO JV, WABCO Automotive Control Systems Inc., WABCO Holdings Inc., and the Company (the “WABCO Purchase Agreement”);
WHEREAS, since the execution and delivery of the WABCO Purchase Agreement, the Credit Agreement (including the Exiting Credit Agreement amended and restated thereby) intended to permit certain transactions under the WABCO Purchase Agreement, including, without limitation, the exercise of an option by the Company or its Subsidiaries to sell an aftermarket distribution business and related assets to the purchaser under the WABCO Purchase Agreement pursuant to (viii) of the Credit Agreement’s definition of “Asset Sale” (the “WABCO Distribution Business Sale Carve-Out”);
WHEREAS, the WABCO Distribution Business Sale Carve-Out (a) mistakenly identifies purchaser of the transferred business as WABCO Holdings, Inc. and (b) ambiguously does not specifically reference a transfer of inventory in connection with the exercise of the option, notwithstanding that such transfer is expressly contemplated by Section 10 of the WABCO Purchase Agreement;
WHEREAS, the Borrowers have requested that the Administrative Agent agree to a technical amendment to cure the aforementioned mistake and ambiguity in the WABCO Distribution Business Sale Carve-Out; and
WHEREAS, pursuant to Section 9.3(D) of the Credit Agreement, the Borrowers and the Administrative Agent, without the consent of any other parties, are authorized to agree to a technical amendment to the Credit Agreement to cure an ambiguity, omission, mistake, defect or inconsistency in the Credit Agreement;
NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Administrative Agent agree as follows:
1.Amendment to Credit Agreement.    Upon and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:
(a)    Clause (viii) of the definition of “Asset Sale” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:
(viii) the sale or other transfer by the Company or any of its Subsidiaries to WABCO Vehicle Control Systems LLC (or any of its assignees or designees) of the portion of its aftermarket distribution revenue and profit stream associated with the distribution of Meritor WABCO JV’s (including its successor’s) products (which, for the avoidance of doubt, includes the Inventory as defined in the Purchase Agreement, the sale of which is expressly contemplated by Section 10.7 of the Purchase Agreement) at any time after the closing of the Meritor WABCO JV Sale for aggregate consideration of at least $225,000,000;
(b)    Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in its appropriate alphabetical order therein:
“Purchase Agreement” means in connection with the WABCO JV Sale, that certain Purchase and Option Agreement dated September 15, 2017 by and among WABCO Vehicle Control Systems LLC, Meritor Heavy Vehicle Systems, LLC, Meritor WABCO JV, WABCO Automotive Control Systems Inc., WABCO Holdings Inc., and the Company.
2.    Conditions Precedent to Amendment. This Amendment shall become effective as of the date first above written if, and only if on such date:
(a)    The Administrative Agent has received duly executed copies of this Amendment from the Borrowers and the Administrative Agent.
(b)    The Administrative Agent has received duly executed copies of the Consent and Reaffirmation attached hereto from each Subsidiary Guarantor.
(c)    The Company shall have paid all fees and expenses (including, to the extent invoiced, reimbursement of fees and expenses of the Administrative Agent’s counsels) in connection with this Amendment and the other Loan Documents.
3.    Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

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(a)    Such Borrower has the corporate or other power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents (as amended hereby). The execution and delivery by such Borrower of this Amendment, and the performance of its obligations under this Amendment and the Loan Documents (as amended hereby), have been duly authorized by proper corporate acts (or analogous acts in the case of the Subsidiary Borrower).
(b)    This Amendment and the Loan Documents (as amended hereby) to which such Borrower is a party constitute the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally.
(c)    Neither the execution and delivery by such Borrower of this Amendment, nor the consummation of the transactions contemplated herein and in the Loan Documents (as amended hereby), nor compliance with the provisions hereof or thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Company or any of its Subsidiaries or the Company’s or any Subsidiary’s articles of incorporation or by-laws or comparable constitutive documents or the provisions of any indenture, instrument or agreement to which the Company or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than any Lien permitted by Section 7.3(F) of the Credit Agreement) in, of or on the Property of the Company or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement, except any such violation, conflict or default as would not reasonably be expected to have a Material Adverse Effect. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority, or any other third party, is required to authorize, or is required in connection with the execution or delivery of this Amendment or the performance of, or the legality, validity, binding effect or enforceability of, this Amendment or the Loan Documents (as amended hereby).
(d)    As of the date hereof and after giving effect to the terms of this Amendment, (i) each representation and warranty by such Borrower set forth in the Credit Agreement and in the other Loan Documents to which such Borrower is a party is true and correct in all material respects, except to the extent that such representation or warranty expressly relates to an earlier date (in which case such representation and warranty shall be true and correct as of such earlier date) and (ii) no Default or Unmatured Default exists under the terms of the Credit Agreement.
4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness of Section 1 hereof, each reference in the Credit Agreement to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b)    Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. Without limiting the foregoing, each Borrower hereby (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of such Borrower arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) ratifies and reaffirms its obligations, contingent or otherwise, under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), and (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents and confirms that such Liens continue to secure the Secured Obligations.
(c)    Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment (or any provision hereof) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
5.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
8.    Successors and Assigns. This Amendment and the rights evidenced hereby shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto, and shall be enforceable by any such successors and assigns.

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

MERITOR, INC., as a Borrower

By:	/s/ Carl Anderson
Name: Carl Anderson
Title: Senior Vice President and Chief Financial Officer

ARVINMERITOR FINANCE IRELAND UNLIMITED COMPANY, as a Borrower

By:	/s/ Michael J. Casey
Name: Michael J. Casey
Title: Director

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

Consent and Reaffirmation

dated as of March 12, 2020

Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 1 to Fourth Amended and Restated Credit Agreement, dated as of March 12, 2020 (the “Amendment”), among Meritor, Inc., an Indiana corporation (the “Company”), ArvinMeritor Finance Ireland Unlimited Company (the “Subsidiary Borrower”), the “Lenders” (as defined below) party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), which Amendment amends that certain Fourth Amended and Restated Credit Agreement, dated as of June 7, 2019 (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Subsidiary Borrower, financial institutions from time to time parties thereto as lenders (the “Lenders”) and the Administrative Agent. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned Subsidiary Guarantors (including as successors by merger or otherwise) hereby (i) agrees that the Amendment and the transactions contemplated thereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Subsidiary Guaranty and the other Loan Documents to which it is a party, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Subsidiary Guaranty and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), and (iii) ratifies and reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents and confirms that such Liens continue to secure the Secured Obligations. This Consent and Reaffirmation is not intended to and shall not constitute a novation of the Loan Documents or the Obligations created thereunder or any other Secured Obligations.

All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, restated or otherwise modified.

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IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed and delivered as of the date first above written.

MERITOR MANAGEMENT CORP.
MERITOR INTERNATIONAL HOLDINGS, LLC
ARVIN TECHNOLOGIES, INC.
ARVINMERITOR FILTERS OPERATING CO., LLC
ARVINMERITOR OE, LLC
MERITOR HOLDINGS, LLC
ARVINMERITOR TECHNOLOGY, LLC
MERITOR AFTERMARKET USA, LLC
MERITOR HEAVY VEHICLE BRAKING SYSTEMS (U.S.A.), LLC
MERITOR HEAVY VEHICLE SYSTEMS (SINGAPORE) PTE., LTD.
MERITOR HEAVY VEHICLE SYSTEMS (VENEZUELA), INC.
MERITOR HEAVY VEHICLE SYSTEMS, LLC
MERITOR TECHNOLOGY, LLC
MERITOR, INC.
MERITOR SPECIALTY PRODUCTS LLC
MERITOR ELECTRIC VEHICLES LLC

By: /s/ Brett Eilander
Name: Brett Eilander
Title: Vice President

ARVIN HOLDINGS NETHERLANDS B.V.

By: /s/ Mike Lei
Name: Mike Lei
Title: Director

MERITOR NETHERLANDS, B.V.

By: /s/ Mike Lei
Name: Mike Lei
Title: Director

ARVINMERITOR LIMITED

By: /s/ Paul Bialy
Name: :Paul Bialy
Title: Director

ARVINMERITOR SWEDEN AB

By: /s/ Jose Ramose
Name: Jose Ramos
Title: Director

MERITOR LUXEMBOURG S.A.R.L.

By: /s/ Paul Bialy
Name: Paul Bialy
Title: Director

MERITOR INDUSTRIAL HOLDINGS, LLC
CAX INTERMEDIATE, LLC
CAX HOLDINGS, LLC
MERITOR INDUSTRIAL ACQUISITION HOLDINGS, LLC
MERITOR INDUSTRIAL INTERNATIONAL HOLDINGS, LLC
MERITOR INDUSTRIAL HOLDINGS FRANCE, LLC
MERITOR INDUSTRIAL FRANCE, LLC
MERITOR INDUSTRIAL PRODUCTS, LLC
MERITOR INDUSTRIAL AFTERMARKET, LLC
AXLETECH INTERNATIONAL IP HOLDINGS, LLC
MERITOR INDUSTRIAL HOLDINGS BRAZIL, LLC
MERITOR INDUSTRIAL OVERSEAS SERVICES, LLC
TRANSPORTATION POWER, LLC

By: /s/ Brett Eilander Name: Brett Eilander Title: Vice President

IN WITNESS whereof the undersigned has executed this Consent and Reaffirmation as a deed the day and year first above written.

EXECUTED AS A DEED by MERITOR CAYMAN ISLANDS, LTD.	)	/s/ Brett Eilander
	)	Duly Authorised Signatory
)
	)	Name:	Brett Eilander
)
	)	Title:	Vice President and Secretary
)

in the presence of:

/s/ Ann D. Eilander
Signature of Witness

Name:	Ann D. Eilander

Address:

Occupation:

(Note: These details are to be completed in the witness's own hand writing.)

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